SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 Current Report
          Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                      July 28, 1997 (Date of earliest event reported)

                           CORNERSTONE PROPERTIES INC.
             (Exact name of registrant as specified in its charter)

            Nevada                  0-10421            74-2170858
(State or other jurisdiction of   (Commission        (IRS Employer
        incorporation)           File Number)      Identification No.)

                           Cornerstone Properties Inc.
                              126 East 56th Street
                               New York, NY 10022
                    (Address of principal executive offices)

                                       (212) 605-7100
                              (Registrant's telephone number,
                              including area code)




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Item 5.   Other Events.
          -------------

          The press release issued by the Registrant, dated July 28, 1997, a copy of which is included with this Form 8-K as Exhibit 99, is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits
               Exhibit 99 - Press release, dated July 28, 1997.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                           CORNERSTONE PROPERTIES INC.
                           (Registrant)

                           By: /s/ John S. Moody
                               John S. Moody, President and
                               Chief Executive Officer

                           Date:  July 28, 1997


                           By: /s/ Thomas P. Loftus
                               Thomas P. Loftus, Vice President and Controller (Principal Financial Officer)

                           Date:  July 28, 1997